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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 25, 1999




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)



        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




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Item 5.       Other Events

              On February 25, 1999, U S WEST, Inc. issued a press release entitled "U S WEST Holds Third Annual Investor Conference." The press release is attached hereto as Exhibit 99.


Item 7.       Financial Statements and Exhibits

              (c) Exhibits

              Exhibit 99 - Press Release issued February 25, 1999

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     U S WEST, Inc.
                                     (Formerly "USW-C, Inc.")


                                By:  /s/ Thomas O. McGimpsey
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                                     Thomas O. McGimpsey
                                     Assistant Secretary

Dated:        February 25, 1999